UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): August 18, 2008

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North Parkway Pekin, IL	61554
(Address of principal executive offices)	(Zip Code)

  Registrant's telephone number, including area code: (309) 347-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

This Current Report on Form 8-K is filed to file the opinion of Davis Polk & Wardwell as an exhibit to the Registration Statement (No. 333-152789) on Form S-4 relating to the sale and transfer by Nebraska Energy Cooperative, Inc. (“NEC”) of its 21.58% membership interest in Nebraska Energy, LLC to Aventine Renewable Energy Holdings, Inc. (“Aventine”) for 1,000,000 shares of the common stock, par value $0.001 per share, of Aventine pursuant to a Purchase Agreement dated as of July 31, 2008 between Aventine and NEC.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

5.1	Opinion of Davis Polk & Wardwell regarding the legality of the securities being issued, as described in the Prospectus included in the Registration Statement (No. 333-152789) on Form S-4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  August 18, 2008

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ William J. Brennan
William J. Brennan
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Davis Polk & Wardwell regarding the legality of the securities being issued, as described in the Prospectus included in the Registration Statement (No. 333-152789) on Form S-4.